SCHEDULE 14A
                           (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
   Filed by the Registrant   x
   Filed by a Party other than the Registrant   o
   Check the appropriate box:
   o  Preliminary Proxy Statement
   o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   x  Definitive Proxy Statement
   o  Definitive Additional Materials
   o  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12

                    Corgenix Medical Corporation
          (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
   x  No fee required.
   o  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:


   (2)Aggregate number of securities to which transaction applies:


   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   (4)Proposed maximum aggregate value of transaction:


   (5)Total fee paid:


   o Fee paid previously with preliminary materials.


   o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   (1)Amount Previously Paid:


   (2)Form, Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed:

              CORGENIX MEDICAL CORPORATION
                   12061 Tejon Street
                  Westminster, CO 80234


                NOTICE OF ANNUAL MEETING

Dear Corgenix Shareholder:

On Wednesday, January 26, 2000, Corgenix Medical Corporation ("Corgenix") will hold its 1999 Annual Meeting of Shareholders at its corporate offices located at 12061 Tejon Street, Westminster, Colorado.
The meeting will begin at 9:00 a.m.

Only shareholders who owned stock at the close of business on December 15, 1999 can vote at this meeting or any adjournments that may take place. At the meeting we will:

1.    Elect a Board of Directors;

2.    Approve a 1999 Incentive Stock Plan;

3.    Approve an Employee Stock Purchase Plan; and

4.    Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the three proposals outlined in this proxy statement.

At the meeting, we will also report on Corgenix's 1999 business results and other matters of interest to shareholders.

The approximate date of mailing of this proxy statement, the proxy card(s) and is on or about December 22, 2000. Corgenix's 1999 Annual Report on Form 10-KSB is also enclosed with this proxy statement.

A PROXY STATEMENT AND PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED UPON.

           By order of the Board of Directors

              CORGENIX MEDICAL CORPORATION

                  Douglass T. Simpson,
                        President
                    December 15, 1999

                  QUESTIONS AND ANSWERS

1.         Q:   What may I vote on?

           A: You may vote on each of the following three proposals:

                (a)  The  election  of  nominees to serve
                     on our Board of Directors;
                (b) The  approval of a 1999  Incentive  Stock Plan;  and

                (c) The  approval of an Employee Stock Purchase Plan.

2.        Q:   How does the Board recommend I vote on the proposals?

          A: The Board recommends a vote FOR each of the nominees; FOR the 1999 Incentive
               Stock Plan;  and FOR the  Employee  Stock
               Purchase Plan.

3.         Q:  Who is entitled to vote?

           A:  Shareholders  as of the close of business
               on December  15,  1999 (the Record  Date)
               are   entitled  to  vote  at  the  Annual
               Meeting.

4.         Q:  How do I vote?

           A:  Sign and date the proxy card you  receive
               and  return it in the  prepaid  envelope.
               If you return your signed  proxy card but
               do not mark  the  boxes  showing  how you
               wish to vote,  your  shares will be voted
               FOR the  three  proposals.  You  have the
               right to  revoke  your  proxy at any time
               before the meeting by:

                (a) notifying our Corporate Secretary;
                (b) voting in person; or
                (c) returning a later-dated proxy card.

5.         Q:  How does discretionary authority apply?

           A:  If you sign your proxy  card,  but do not
               make any  selections,  you give authority
               to  Luis R.  Lopez,  M.D.,  Chairman  and
               Chief Executive Officer,  and Douglass T.
               Simpson,   President,   to  vote  on  the
               proposals and any other matter that may arise at the meeting.

6.         Q:  Is my vote confidential?

           A:  Proxy    cards,    ballots   and   voting
               tabulations   that  identify   individual
               shareholders   are  mailed  or   returned
               directly to American Securities Transfer and Trust, Inc. and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

               (a)  as   needed   to   permit   American
                    Securities  Transfer and Trust, Inc.
                    to tabulate and certify the vote;
               (b)  as required by law; or
               (c)  in limited circumstances such as a
                    proxy  contest in  opposition to the
                    Board.

                Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

7.         Q:   What does it mean if I get more than one proxy card?

           A:   If    your    shares    are    registered
                differently  and  are in  more  than  one
                account,  you will  receive more than one
                proxy  card.  Sign and  return  all proxy
                cards to  ensure  that  your  shares  are
                voted.  We  encourage  you  to  have  all
                accounts  registered in the same name and
                address  (whenever  possible).   You  can
                accomplish   this   by   contacting   our
                transfer   agent,   American   Securities
                Transfer  and  Trust,   Inc.,   at  (303)
                235-5300.

8.         Q:   How many shares can vote?

           A: As of the Record Date, December 15, 1999, 17,320,164 shares of common stock were issued and outstanding. Every shareholder of common stock is entitled to one vote for each share held.

9.         Q:   What is a "quorum"?

           A:   A   "quorum"   is  a   majority   of  the
                outstanding  shares.  They may be present
                at the meeting or  represented  by proxy.
                There  must be a quorum  for the  meeting
                to be held,  and a proposal  must receive
                more than 50% of the shares  voting to be
                adopted.   If  you   submit  a   properly
                executed proxy card,  even if you abstain
                from voting,  then you will be considered
                part    of    the    quorum.     However,
                abstentions  are not counted in the tally
                of votes  FOR or  AGAINST a  proposal.  A
                WITHHELD   vote   is  the   same   as  an
                abstention.

10.        Q:   Who can attend the Annual Meeting?

           A: All shareholders on December 15, 1999 can attend.

11.        Q:   How will voting on any other business be conducted?

           A:   Although  we do not know of any  business
                to  be  considered  at  the  1999  Annual
                Meeting    other   than   the   proposals
                described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Luis R. Lopez, M.D.,
                Chairman and Chief Executive Officer, and Douglass T. Simpson, President, to vote on such matters at their discretion.

12.        Q:   What   percentage   of   stock   do   the
                directors and officers own?

           A:   On June 30, 1999,  approximately 20.1% of
                our   common   stock  was  owned  by  the
                directors  and   executive   officers  of
                Corgenix on that date.  On  December  15,
                1999, approximately 17.2% of our common stock was owned by the directors and executive officers of Corgenix on that date.

13.        Q:   Who    are    the    largest    principal
                shareholders?

           A: As of June 30, 1999, Corgenix believes that the following shareholders owned more than 5% of our issued and outstanding common stock:

                Dr.  Luis R.  Lopez,  Chairman  and Chief
                Executive   Officer  of  Corgenix  (12061
                Tejon   Street,   Westminster,   Colorado
                80234) owned 2,161,762 shares or 12.48%;

                Raul  Diez   Canseco   (c/o   Corgenix,   12061  Tejon   Street,
                Westminster, Colorado 80234) owned 1,123,221 shares or 6.67%;

                Jana Hartinger Mazzini (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,095,788 shares or 6.50%; and

                Leland P. Snyder (c/o Corgenix, 12061 Tejon Street, Westminster, Colorado 80234) owned 1,043,997 shares or 6.20%.


14.        Q:   Can a shareholder nominate someone to be a director of Corgenix?

           A: As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Board of Directors, c/o Corgenix Corporation, 12061 Tejon Street, Westminster, Colorado 80234.

                We must receive any recommendations by November 2, 2000 for the 2000 Annual Meeting and should include:

                o the name,  residence  and  business  address of the
                  nominating shareholder;

                o a  representation  that the  shareholder is a record holder of
                  Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

                o a  representation  that the  shareholder  intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

                o information  regarding  each  nominee that would be
                  required  to  be  included  in a  proxy
                  statement;

                o a description of any  arrangement or  understanding
                  between and among the  shareholder  and
                  each and every nominee; and

                o the written  consent of each  nominee to serve as a
                  director, if elected.


15.        Q:   How  much  did  this  proxy  solicitation
                cost?

           A:   The  total  cost  is   estimated   to  be
                $10,000,    which   includes    estimated
                out-of-pocket     expenses.    We    also
                reimburse   brokerage  houses  and  other
                custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                PROPOSALS YOU MAY VOTE ON


Abstentions or votes withheld on any of the following proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.


1.    ELECTION OF DIRECTORS

      There are three nominees for election this year. Detailed information on each nominee is provided on pages 6 to 7. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. Corgenix has no reason to believe that any of the nominees below will be unable to serve if elected

      Your Board unanimously recommends a vote FOR each of these nominees for directors.


2.    APPROVAL OF THE 1999 INCENTIVE STOCK PLAN

      The 1999 Incentive Stock Plan is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. The Board has authorized 500,000 shares of Corgenix's common stock to be reserved for issuance under this plan.

      Your Board unanimously recommends a vote FOR the approval of the 1999 Incentive Stock Plan.


3.    APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

      The Employee Stock Purchase Plan is intended to provide eligible employees of Corgenix with an opportunity to acquire a proprietary interest in Corgenix at a discount through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986. The Board has reserved 150,000 shares of Corgenix's common stock for issuance under this plan.

      Your Board unanimously recommends a vote FOR the approval of the Employee Stock Purchase
      Plan.

                   GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation ("Corgenix"), is a diagnostic biotechnology company whose principal focus has been the discovery and development of novel diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, this business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the "Merger"). Corgenix was incorporated under the name Benjun Chemicals Inc. on April 22, 1994 as a wholly owned subsidiary of Superior Equities Limited (the "Predecessor"). The Predecessor was incorporated on April 9, 1985 under the laws of the Province of British Columbia, Canada.

Corgenix's  principal  offices are located at 12061 Tejon
Street, Westminster, Colorado 80234, and its telephone number is (303) 457-4345.

                  AVAILABLE INFORMATION

Corgenix files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

                       PROPOSAL 1
           ELECTION OF THE BOARD OF DIRECTORS

Introduction

Three individuals will be elected at the Annual Meeting to serve as directors until the next Annual Meeting of the shareholders and until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age:  51
Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix since May 1998 and of Corgenix's operating subsidiary since it was founded in July 1990. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease. He currently serves on the Board of Directors of DDx, Inc., a Denver, Colorado privately-held biotechnology firm.

DOUGLASS T. SIMPSON
Age:  51
Director since 1998

Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996 and then to President in February 1998. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now Sanofi Diagnostics Pasteur), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development for this $200 million medical diagnostics company. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

BRIAN E. JOHNSON
Age:  50
Director since 1998

Mr. Johnson was appointed as a director of Corgenix in May 1998. Mr. Johnson has served as a director of Corgenix's operating subsidiary since 1993. He is Chief Financial Officer of New Global telecom, Inc., a Denver based telecommunications company. He served as Senior Vice President -- Field Service and Senior Vice President -- Dealer Development and Acquisitions at ADT Security Systems, then the world's largest provider of electronic security services, from 1996 to 1997. From 1993 to 1995 he was Executive Vice President and Chief Financial Officer of Alert Centre, Inc., a Denver-based, publicly traded electronic security services company, which was acquired by ADT in December 1995. From 1990 through 1993 Mr. Johnson was Managing Partner at Barnes Johnson & Associates, a small investment banking and consulting firm specializing in corporate finance and acquisitions. Previously, he served as chief financial officer and a director of two publicly traded companies involved in oil and gas exploration and cable television. Mr. Johnson began his career with Arthur Andersen & Company in Denver. He received a B.A. in Economics from Muskingum College in Ohio, a J.D. from the University of Colorado School of Law and an LL.M. in Taxation from the University of Denver Graduate Program in Taxation.


            Votes Required to Elect Directors

The affirmative vote of a majority of the shares of common stock represented and voting at the meeting assuming a quorum is present is needed to elect a director. Abstentions and votes withheld as to a director will have the same effect as voting against the director.

                  BOARD AND COMMITTEES

Structure and Operation of the Board: You should know the following information about the structure of the board and its operations:

o Each director serves for a term of one year or until the director's successor is duly elected, appointed or seated.

o The Board currently consists of one outside director, and the Chief Executive Officer and the President (the Chief Operating Officer).

o None of the directors has a consulting arrangement with Corgenix.

o          The  Board  usually  meets  in  regularly   scheduled   meetings  and
           conference telephone calls, and in Corgenix's 1999 fiscal year, the Board met and/or took action by unanimous consent on 12 occasions.

Structure and Operation of the Committees: The full Board considers all major decisions of Corgenix. However, the Board has established the following two standing committees, both of which is chaired by the outside director. You should know the following information about the operations of the two Committees of the Board of Directors:

o          The Audit  Committee  currently  consists  of Brian
           Johnson   and   Douglass   Simpson   and   its
           functions include:

o making recommendations to the Board regarding the selection of independent auditors,

o reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

o          reviewing  and  evaluating   Corgenix's  audit  and
           control functions.

o The Compensation Committee currently consists of Brian Johnson and its functions include:

o          reviewing  and   recommending  for  Board  approval
           compensation for executive officers, and

o          making  policy  decisions   concerning  salaries  and  incentive
           compensation for employees and consultants of Corgenix.

Director Compensation: Non-executive members of the Board of Directors currently receive an annual stock grant for service on the Board. The outside Directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. For fiscal year 1999, the outside Directors received 10,000 shares each. For fiscal year 2000, the outside Director has received 20,000 shares.

Technical and Scientific Advisors: Corgenix periodically draws on the expertise of several advisors and consultants in fields related to its technology and markets. Corgenix has a Scientific Advisory Board currently consisting of Dr. Luis Lopez and Dr. Douglas Triplett. These members are available to Corgenix as needed on an individual basis to provide advice with respect to clinical medicine and other matters requiring scientific and clinical expertise. Non-employee members of the Scientific Advisory Board are compensated for their participation on this board.

                                   MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of June 30, 1999:

 ----------------------------------------------------------

 Name                   Age   Position
 ----------------------------------------------------------
 ----------------------------------------------------------

 Luis R.  Lopez,  M.D.   51   Chief  Executive  Officer and
 (1)                          Chairman
 ----------------------------------------------------------
 ----------------------------------------------------------

 Douglass  T.  Simpson   51   President, Chief  Operating
 (1)                          Officer
 ----------------------------------------------------------
 ----------------------------------------------------------

 W.  George   Fleming,   67   Vice President,
 Ph.D. (1)                    International Operations
 ----------------------------------------------------------
 ----------------------------------------------------------

 Ann L Steinbarger (1)   46   Vice  President, Sales  and
                                    Marketing
 ----------------------------------------------------------
 ----------------------------------------------------------

 Taryn G. Reynolds (1)   40   Vice President, Operations
 ----------------------------------------------------------
 ----------------------------------------------------------

 Catherine   A.  Fink,   34   Executive Scientific Director
 Ph.D. (1) (2)
 ----------------------------------------------------------
 ----------------------------------------------------------
 Nanci Dexter            34   Director of Quality
 ----------------------------------------------------------
 ----------------------------------------------------------
 Frances  E.  Flanagan   47   Director of Manufacturing
 (3)

 Brian E. Johnson        50   Director

 Douglas A.  Triplett,   47   Chairman,
 M.D.                         Scientific Advisory Board
 ----------------------------------------------------------

(1)   Executive Officer
(2)   Elected Vice President, General Manager by the Board on October 7, 1999.
(3)   Joined Corgenix September 1999.

Luis   R.   Lopez,    M.D.   Dr.   Lopez'    biographical
information is on page 6 of this proxy statement.

Douglass   T.   Simpson.   Mr.   Simpson's   biographical
information is on page 6 of this proxy statement.

W. George Fleming, Ph.D., has been the Vice President, International Operations, of Corgenix since May 1998. Dr. Fleming joined Corgenix's operating subsidiary as Director of European Operations in 1992, after serving as a consultant in international distribution to Corgenix from 1990 to 1992. He was promoted to Managing Director, European Operations, and in 1996 to Vice President, International. Prior to joining Corgenix's operating subsidiary, Dr. Fleming was a director of Unilever's Medical Products Group in the UK, a (pound)41 million health care company. He joined Oxoid, a subsidiary of Brooke Bond in 1968, serving in a number of management positions leading to his appointment as Director of Marketing in 1976, managing their growth up to (pound)31 million in 1985, when it was acquired by Unilever. Dr. Fleming received a B.Sc. degree from Queens University, Belfast, Northern Ireland, and a Ph.D. in Business Administration from Fairfax University, Baton Rouge, Louisiana.

Ann L. Steinbarger has been the Vice President, Sales and Marketing, of Corgenix since May 1998. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

Taryn G. Reynolds has been the Vice President, Operations, of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations, and then from o 1996 onward as Vice President, Operations with overall management responsibility for Corgenix's headquarters facility, including R&D, Quality, Administration and Manufacturing. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

Catherine A. Fink, Ph.D., was elected Vice President, General Manager of the Company on October 7, 1999. She had been Corgenix's Executive Scientific Director since May 1998. Dr. Fink joined Corgenix's operating subsidiary in 1996 as Director of Research and Development with responsibility for product development, and in 1997 was promoted to Executive Scientific Director with additional responsibilities for Quality Control. She chairs Corgenix's technical committee. Prior to joining Corgenix, Dr. Fink was with DDx, Inc., a Denver, Colorado based privately-held biotechnology firm from 1994 until 1996, and from 1993 to 1994 was Product Development Manager at Trinity Biotech plc., an Irish biotechnology company which develops and manufactures rapid saliva and blood based diagnostic tests. From 1990 to 1993, she was with Biosyn Ltd. (Belfast), a manufacturer of diagnostic tests for medical and veterinary applications. Dr. Fink received a B.Sc. (with Honors) from University College Dublin, and a Ph.D. in immunology from the National University at Ireland.

Nanci Dexter has been Corgenix's Director of Quality and Regulatory Affairs since May 1998. Ms. Dexter joined Corgenix as Director of Quality and Regulatory Affairs in 1997. From 1996 to 1997, she was Director of Regulatory Affairs and Quality Assurance at In-X Corporation, a Denver based medical device company, and from 1993 to 1996, was Manager of Quality Assurance and Quality Control at Cortech, Inc., a Denver biopharmaceutical company. From 1987 to 1993, Ms. Dexter was with Marquest Medical Products, Inc. (Englewood, Colorado) where she held several positions, including Manager of Corporate Document Control. She has a BS degree in Business Administration from Colorado State University (Ft Collins, Colorado), and is a member of numerous professional organizations including the American Society for Quality Control, Regulatory Affairs Professionals Society, Society of Quality Assurance and the Colorado Medical Device Association. Ms. Dexter is a Certified Quality Auditor.

Frances Flanagan joined Corgenix in September 1999 as Director of Manufacturing. From 1983 to 1986, she held positions in research, product development and technical support at Baxter Travenol in Cambridge, Massachusetts. From 1986 to 1999, she was a senior scientist and supervisor at PerSeptive Biosystems, Inc., a subsidiary of Perkin-Elmer Corporation in Framingham, Mass. She has a B.S. degree in Biology from the University of Massachusetts.

Brian E. Johnson Mr. Johnson's biographical information is on page 7 of this proxy statement.

Douglas  A.  Triplett,  M.D.,  has  been  an  advisor  to  Corgenix's  operating subsidiary since 1991. He is Vice President and Director of Medical Education and Director of Hematology for Ball Memorial Hospital in Muncie, Indiana. Since 1980 he has also been a Professor of Pathology, and since 1981 Assistant Dean, of Indiana University School of Medicine. He previously served as the Director of the Hematopathology Program at Ball Memorial Hospital, Associate Professor of Pathology at Indiana University School of Medicine and Chief of Pathology at the Raymond W. Bliss Army Hospital. A graduate of Indiana University School of Medicine, Dr. Triplett is Chairman of the Coagulation Resource Committee of the College of American Pathologists and Co-Chairman of the Scientific Subcommittee of the International Committee on Thrombosis and Hemostasis: Lupus Anticoagulants. He is certified by the American Board of Pathology in Anatomic and Clinical Pathology, Hematology and Transfusion Medicine. Dr Triplett received the 1989 Medal of the American Society of Clinical Pathologists.

                  EXECUTIVE COMPENSATION

Compensation

The following table shows how much compensation was paid by Corgenix's operating subsidiary for the last three fiscal years to Corgenix's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiary during such fiscal years (collectively, the "Named Executive Officers").

                           Summary Compensation Table

                                Annual
                                Compensation
                                --------------

  Name and Principal                              Fiscal
       Position                                   Year     Salary
 -------------------------------------------------------------------

 Dr. Luis R. Lopez(1).................            1999    $169,000
 Chairman, Chief
 Executive Officer                                1998    $160,000

                                                  1997    $143,333

 Douglass T. Simpson(2).................          1999    $149,000
 President, Chief
 Operating Officer                                1998    $140,000

                                                  1997    $123,333

 Ann L. Steinbarger(3)................            1999    $109,000
 Vice President
                                                  1998    $100,000

                                                  1997    $100,000

(1)Includes issuance of 47,174 shares in lieu of $20,000 cash plus the issuance of 25,000 shares in lieu of $9,000 cash pursuant to the Stock Compensation Plan.
(2)Includes issuance of 41,386 shares in lieu of $17,500 cash plus the issuance of 25,000 shares in lieu of $9,000 cash pursuant to the Stock Compensation Plan.
(3)Includes issuance of 29,520 shares in lieu of $12,500 cash plus the issuance of 25,000 shares in lieu of $9,000 cash pursuant to the Stock Compensation Plan.

Long-Term Incentive Compensation

As of the fiscal year ended June 30, 1999, Corgenix did not have any equity incentive, stock option or stock purchase plans in place other than an employee stock purchase plan.

The 1999 Incentive Stock Plan was not in effect as of the fiscal year ended June 30, 1999. See "Proposal 2 Approval of the 1999 Incentive Stock Plan".

In addition, the Board has approved a stock compensation plan (the "Stock Compensation Plan") effective January 1, 1999 pursuant to which executive officers and certain consultants may elect to receive a portion of their salary in Corgenix common stock. This plan is intended to further the growth and advance the best interests of Corgenix by supporting and increasing the Company's ability to attract, retain and compensate persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons in the development and success of the Company. The Plan provides for stock compensation through the award of the Company's Common Stock, as a bonus or, at the Participant's election, in lieu of cash compensation for services rendered. To date, all compensation has been in lieu of cash compensation for services rendered.

Employment and Consulting Agreements

Corgenix has entered into three-year employment agreements with the following officers at minimum annual salaries as noted opposite each of their names:

o     Luis R. Lopez, M.D. - $160,000
o     Douglass T. Simpson - $140,000
o     Ann L Steinbarger -  $100,000
o     Taryn G. Reynolds - $90,000
o     Catherine A. Fink, Ph.D. - $80,000

Corgenix has also  executed a three-year  consulting  contract  with Wm.  George
Fleming,  Ph.D.,  Corgenix's  Vice  President,   International   Operations,  in
consideration for a minimum annual fee of $60,000.

Each of the above agreements provides for severance payments equal to the salary due during the term of the agreement if the employment of the individual is terminated without cause (as defined in the respective agreements).

Compensation    Committee    Interlocks    and    Insider Participation

The Compensation Committee of Corgenix is currently composed of Brian Johnson. No interlocking relationship exists between any member of the Corgenix's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Corgenix's directors and executive officers and persons who are beneficial owners of more than 10% of the common stock ("10% beneficial owners") are required to file reports of their holdings and transactions in common stock with the Commission and to furnish Corgenix with such reports. Based solely upon its review of the copies of such reports Corgenix has received or upon written representations it has obtained from certain of these persons, Corgenix believes that on one occasion, several of its directors and executive officers were ten
(10) days late in filing their Initial Statement of Beneficial Ownership of Securities on Form 3. Except for these late filings as of September 10, 1998, Corgenix believes that all of its directors, executive officers and 10% beneficial owners had complied with all applicable Section 16(a) filing requirements.

           DIRECTORS' AND OFFICERS' OWNERSHIP
                OF CORGENIX MEDICAL STOCK

The following table shows how much Corgenix common stock each Named Executive Officer and director owned as of June 30, 1999. Other than Dr. Lopez, no other director or executive officer beneficially owned more than 5% of the common stock, and directors and executive officers as a group beneficially owned 20.10% of the common stock.
----------------------------------------------------------

                                    Shares Beneficially
                                           Owned
--------------------------------   -----------------------
--------------------------------   -----------------------

Name of Beneficial Owner            Number       Percent
--------------------------------   ----------    ---------
--------------------------------   ----------    ----------

Dr. Luis R. Lopez(1)(2)......      2,414,762      14.33%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Raul Diez Canseco............      1,123,221       6.67%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Jana Hartinger Mazzini.......      1,095,788       6.50%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Leland P. Snyder.............      1,043,997       6.20%
Corgenix Corporation
12061 Tejon Street
Westminster, Colorado 80234
-----------------------------------------------------------
-----------------------------------------------------------

Brian E. Johnson(2)..........       37,483          *
                                                    *
-----------------------------------------------------------
-----------------------------------------------------------

Alev T. Lewis(2) (3).........       10,000          *
                                                    *
-----------------------------------------------------------
-----------------------------------------------------------

Douglass T. Simpson(2).......      285,542         1.70%
-----------------------------------------------------------
-----------------------------------------------------------

Ann L. Steinbarger(2)........       91,576          *
                                                    *
-----------------------------------------------------------
-----------------------------------------------------------

All directors and current          3,386,139      20.10%
executive officers
    as a group (8 persons)
(1)(2).......................
-----------------------------------------------------------


*   Less than 1%
(1) Includes 253,000 shares held of record by Transition Partners Limited, as to which Dr. Lopez has power to vote. Dr. Lopez disclaims beneficial ownership of such shares.
(2) Director or current officer.
(3) Alev T. Lewis resigned as a director on September 21, 1999.

                COMMON STOCK PERFORMANCE

The common stock of Corgenix is reported on the NASD Stock Market's OTC Bulletin Board (R) under the symbol "COGX." The common stock began active trading in June 1998.

The following table sets forth the quarterly stock prices from trading through September 30, 1999. No dividends have been declared or paid on Corgenix's common stock during such period. The stock price performance shown below is not necessarily indicative of future price performance:

-----------------------------------------------------------
      Stock Price Dates             Stock Price Ranges

-----------------------------------------------------------

      06/23/98 - 06/30/98           $1.00 - $1.50

      07/01/98 - 09/30/98           $0.53 - $1.62

      10/01/98 - 12/31/98           $0.19 - $0.70

      01/01/99 - 03/31/99           $0.38 - $0.59

      04/01/99 - 06/30/99           $0.18 - $0.41

      07/01/99 - 09/30/99           $0.13 - $0.28

                CERTAIN RELATIONSHIPS AND
                  RELATED TRANSACTIONS

Consulting Agreement

On June 30, 1998, Corgenix was party to a Consulting Agreement dated May 22, 1998 with TransGlobal Financial Corporation ("TGF"). The Consulting Agreement was entered into in connection with closing of the Merger. The President and controlling shareholder of TGF is Mike M. Mustafoglu, who also served as a director of Corgenix from May 22, 1998 to November 10, 1998. Under the terms of the Consulting Agreement, TGF was to provide advice, on an exclusive basis, to Corgenix regarding financial and business matters, including but not limited to assistance with fundraising to implement Corgenix's business plans, review and assessment of capitalization, merger and acquisition prospects, and other transactions. The Consulting Agreement was effective for a 3-year term ending May 22, 2001.

On October 7, 1999, Corgenix and TGF executed a settlement agreement (the "Settlement Agreement") which terminated the Consulting Agreement. Under the terms of the Settlement Agreement, Corgenix issued to Mr. Mustafoglu 272,727 shares of Common Stock, and executed a promissory note in the amount of $55,000, to be paid over one year.

On September 21, 1999, Alev T. Lewis, TGF's nominee to the Board, also resigned as a Director of the Company.


Corporate Relations Agreement

Corgenix was a party to an agreement dated April 14, 1998 with Corporate Relations Group, a Florida corporation ("CRG"). Pursuant to this agreement and a related payment agreement, CRG provided corporate relations services to Corgenix for a period of one year for a fee of $75,000.

In connection with the execution of this agreement, Gulf Atlantic Publishing, Inc. ("GAP") purchased 950,000 shares of Corgenix's common stock for total consideration of $50,000.

CRG and GAP are both wholly owned subsidiaries of Stratcom Media, Ltd., a publicly held corporation.

The agreement with CRG expired on April 14, 1999 and was not renewed.

                       PROPOSAL 2
        APPROVAL OF THE 1999 INCENTIVE STOCK PLAN

Introduction

The Corgenix Corporation 1999 Incentive Stock Plan (the "Stock Plan") was adopted by the Board of Directors of Corgenix on October 27, 1999, subject to shareholder approval.

A total of 500,000 shares were reserved for issuance under the Stock Plan. As of October 27, 1999, the Stock Plan had no participants and all 500,000 shares were available for grant.

Purpose

The Stock Plan is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. Options granted are either incentive stock options or nonstatutory stock options, and shares may be sold or granted to employees or consultants at the discretion of the Board of Directors and as reflected in the terms of a written stock option agreement, stock purchase agreement or stock grant agreement.

                         SUMMARY

The full text of the Stock Plan is set forth as Appendix A to this proxy statement. The following summary of the Stock Plan is qualified by reference to that text:

Shares Subject to the Stock Plan.

An aggregate of 500,000 shares of common stock is reserved for the issuance under the Stock Plan, subject to adjustment. The Board of Directors of Corgenix will make the determination on whether the shares under the Stock Plan may be authorized but unissued shares or issued shares that will be reacquired by Corgenix. If an option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased shares shall become available for future grant or sale under the Stock Plan unless the Stock Plan has been terminated.

Administration

The Stock Plan will be administered by the Board of Directors or a committee (the "Committee") appointed by the Board consisting of a majority of non-executive directors (as defined in Rule 16b-3 under the Securities Exchange Act of 1934).

The Board and the Committee will have full authority to:

o     administer the Stock Plan,

o     interpret  and construe any  provision of the Stock
      Plan, and

o adopt such rules and regulations for administering the Stock Plan as it may deem necessary to:

o     comply with the requirements of the Stock Plan,

o retain the classification of an incentive stock option under the Code, and

o conform to any regulation or to any change in any law or regulation applicable thereto.

The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth in the Stock Plan, and may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly appointed Committee is not serving.

No interested director may act upon its own grant of an option under the Stock Plan but may be counted in determining the existence of a quorum.

Powers of the Board

Subject to the provisions of the Stock Plan, the Board will have the discretionary authority:

           (i) to grant incentive stock options to employees or nonstatutory stock options to employees, directors, or consultants;

           (ii) to sell or grant stock to employees, directors or consultants;

           (iii) to determine, upon review of the relevant information, the fair market value of the stock;

           (iv) to determine the exercise price per share of options to be granted, which exercise price shall be determined in accordance with the Stock Plan;

           (v) to determine the employees, directors and consultants to whom, and the time or times at which, options shall be granted and the number of shares to be represented by each option;

           (vi) to interpret the Stock Plan;

           (vii) to prescribe, amend, and rescind rules and regulations relating to the Stock Plan;

           (viii) to determine the terms and provisions of each stock option agreement and each stock restriction agreement granted (which need not be the same for each option granted, or sale or grant of Stock) and, with the consent of the holder thereof, modify, terminate or amend such agreement;

           (ix) to accelerate or defer (with the consent of the optionee) the exercise date of any option;

           (x) to authorize any person to execute on behalf of Corgenix any instrument required to effectuate the grant of an option or the sale or grant of any stock; and

           (xi) to make all other determinations deemed necessary or advisable for the administration of the Stock Plan.

Eligibility

Options may be granted and stock may be sold or granted to employees, directors and consultants, provided that only employees of Corgenix may be granted incentive stock options. Any eligible employee, director or consultant who has been granted either an option or stock or has purchased any stock under the Stock Plan may be granted additional options or additional shares of stock.

Incentive Stock Option Limitations

In no event will an incentive stock option be granted to any person who, at the time of such grant, owns (as defined in Section 422 of the Code) shares representing more than 10% of the total combined voting power of all classes of shares of Corgenix or of its parent or subsidiary corporation ("10% beneficial owners"), unless:

o the option price is at least 110% of the fair market value of the stock subject to the option, and

o such option is by its terms not exercisable after the expiration of five years from the date such option is granted.

During any single calendar year, the aggregate fair market value (determined as of the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by any individual employee, director or consultant under any of Corgenix's incentive stock option plans (or its parent and subsidiary corporations, if any), may not exceed $100,000.

Price

The per share exercise price for any option and the price for any stock to be sold will be determined by the Board of Directors. However, the exercise price of the shares covered by each incentive stock option will be at least 100% of the fair market value of the shares at the time of grant, unless such grant is made to a 10% beneficial owner.

The exercise price of a nonstatutory stock option may not be less than 85% of the fair market value on the date of the grant.

Payment

The purchase price for any sale of stock is to be paid at the time of purchase and the exercise price paid in full in cash or such other lawful consideration approved by the Board or Committee.

Options

Subject to the provisions of the Stock Plan, the Board will determine for each option (which options do not need to be identical):

o the number of shares for which the option will be granted,
o     the option price of the option, and
o     all other terms and conditions of the option.

Each option granted under the Stock Plan will:

o     have a term up to seven  (7)  years  from the date of grant or up to five
      (5)years from the date of grant if an incentive stock option is granted to a 10% beneficial owner, unless shorter terms are provided in the stock option agreements
o     be   exercisable  at  such  times  and  under  such conditions as determined by the Board
o     be  subject  to  the   performance   criteria  with respect  to  Corgenix
      or the  optionee,  or both,  as permissible under the Stock Plan
o     not be exercised for a fraction of a share
o     be deemed to be exercised when:
o written notice of such exercise has been given to Corgenix in accordance with the terms of the option by the person entitled to exercise the option, and
o full payment for the Shares with respect to which the option is exercised has been received by Corgenix

The Board has sole discretion to permit an optionee to surrender to Corgenix shares of stock previously acquired by the optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an option.

Exercise of an option in any manner will result in a decrease in the number of shares which may be available after such exercise by the number of shares as to which the option is exercised, both for purposes of the Stock Plan and for sale under the option.

Termination of Employment

In the event that the employment of an employee, director or consultant or the engagement of a director or consultant to whom an option was granted terminates without cause, other than by reason of death or disability, such option may be exercised (to the extent that such person will have been entitled to do so at the termination of his employment or engagement) at any time within three (3) months after such termination. To the extent that the option holder was not entitled to exercise his option at the time of his termination, or insofar as he does not exercise such option to the extent he was entitled to within the time specified, the option will terminate at the time of such termination.

Disability of an Optionee

In the event an optionee is unable to continue his employment with or to perform services for the benefit of Corgenix as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within one (1) year after termination due to such disability, exercise his option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the option at the date of disability, or insofar as he does not exercise such option to the extent he was entitled within the time specified, the option will terminate.

Death of an Optionee

Unless otherwise set forth in the option agreement, in the event of the death of an optionee, the option may be exercised by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death, at any time within one (1) year following the date of death if:

           (i) the optionee dies during the term of the option and is at the time of his death an employee, director or consultant of Corgenix who will have been in continuous status as an employee, director or consultant since the date of grant of the option; or

           (ii) the optionee dies within three (3) months after the termination of continuous status as an employee, director or consultant of Corgenix.

Non-Transferability

The options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Adjustments Upon Changes in Capitalization

Subject to any required action by the shareholders of Corgenix:

o     the  number  of  shares  of stock  covered  by each outstanding option,

o the number of shares of stock that have been authorized for issuance under the Stock Plan (but as to which no stock has been sold or granted, or no options have yet been granted or which have been returned to the Stock Plan upon cancellation or expiration of an option upon termination of employment), and

o the price per share of stock covered by each such outstanding option shall be proportionately adjusted as determined by the Board for:

o any increase or decrease in the number of issued shares of stock resulting from a stock split,

o     the  payment of a stock  dividend  with  respect to the stock, or

o any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by Corgenix;


provided, however, that conversion of any convertible securities of Corgenix will not be deemed to have been "effected without receipt of consideration." Except as expressly provided in the Stock Plan, no issuance by Corgenix of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no such adjustment will be made with respect to, the number or price of shares of stock subject to an option.

Liquidation or Merger

In the event of a proposed dissolution or liquidation of Corgenix, the option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board has sole discretion in such instances to declare that any option shall terminate as of a date fixed by the Board and to give each optionee the right to exercise his option as to all or any part of the shares covered by an option, including shares as to which the option would not otherwise be exercisable.

In the event of a proposed sale of all or substantially all of the assets of Corgenix, or the merger or consolidation of Corgenix with or into another corporation in a transaction in which Corgenix does not survive or any other transaction in which there is a change of more than 50% in the voting control of Corgenix, all options held by any consultant, employee or director will vest and may be fully exercised without regard to the normal vesting schedules of the options in the event such individual's employment or other status with Corgenix is involuntarily terminated without cause (as defined in Section 7(e) of the Stock Plan) in connection with the transaction or within one year after closing of the transaction.

Withholding Taxes

Corgenix may take such steps as it may deem necessary or appropriate for the withholding of any taxes which Corgenix is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any option. This step may include requiring the optionee to pay such tax at the time of exercise or the withholding of issuance of shares of stock to be issued upon the exercise of any option until the optionee reimburses Corgenix for the amount Corgenix is required to withhold with respect to such taxes. Corgenix has the sole discretion to allow such taxes to be satisfied by withholding optioned shares.

Right of First Refusal

Any shares issued under the Stock Plan, including shares issued upon exercise of options, are subject to a right of first refusal held by Corgenix. Prior to any proposed transfer of the shares, the holder of the shares is to deliver to Corgenix written notice of the proposed transfer, designating the number of shares, the proposed transferee, and the price and terms (if any) offered for the shares. Corgenix has thirty (30) days from receipt of the notice to provide written notice to the holder to purchase any or all of the shares designated in the notice at the price and terms set forth in the notice (if any) or for cash at the then-current fair market value set by the Board of Directors. Corgenix may assign all or any part of this right to any third party, who may then purchase the shares directly from the holder. If Corgenix or any assignee fails to exercise this right as to all of the shares set forth in the original notice, the holder may, within thirty (30) days after such failure to exercise, transfer the shares to the proposed transferee in accordance with such notice.

Effectiveness of Stock Plan

The Stock Plan becomes effective on October 27, 1999, subject to shareholder approval.

Termination and Amendment of the Plan

The Plan terminates on December 31, 2009, and no options will be granted under the Stock Plan after that date.

The Board of Directors may at any time and from time to time modify or amend the Stock Plan in such respects as it deems advisable. The Board may not, however, without approval by a majority in interest of all the shares of Corgenix:

o increase the total number of shares covered by the Stock Plan (except by operation of Section 9 hereof),

o change the formula for determining the exercise price or the maximum term of options,

o     materially lessen   the   requirements   as   to eligibility for
      participation in the Stock Plan, and

o     change  the class of  persons  eligible  to receive options or rights
      under the Stock Plan,  including the definitions    of    "employee,"
      "director" and "consultant."

                          TAX CONSEQUENCES OF THE PLAN

The following is a general summary of certain federal income tax consequences that may apply to recipients of stock options under the Stock Plan. Because the application of tax laws may vary according to individual circumstances, a participant should seek professional tax advice concerning the tax consequence of participating in the Stock Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

Incentive Stock Options

A participant who is granted an incentive stock option recognizes no taxable income when the incentive stock option is granted. Generally, no taxable income is recognized upon exercise of an incentive stock option unless the alternative minimum tax applies as described below. Instead, a participant who exercises an incentive stock option recognizes taxable gain or loss when the participant sells his or her shares. Any gain or loss recognized on the sale of shares acquired upon exercise of an incentive stock option is taxed as long term capital gain or loss if the shares have been held for more than one (1) year after the option was exercised and for more than two (2) years after the option was granted. In this event, Corgenix receives no deduction with respect to the incentive stock option shares.

Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income, but the deductibility of capital loses remains subject to limitation.

If the participant disposes of the shares within one (1) year after the option was exercised or within two (2) years after the option was granted (a
"disqualifying disposition"), the participant recognizes ordinary income on disposition of the shares, to the extent of the difference between the fair market value on the date of exercise (or potentially a date up to six months thereafter if the participant is subject to Section 16(b) of the Exchange Act with respect to such disposition) and the option price; provided, however, that in the case of a disposition where a loss, if sustained, would be recognized for tax purposes, the ordinary income recognized shall not exceed the net gain upon such disposition. Any additional gain will be taxed as capital gain. Any loss will be taxed as a capital loss. Corgenix generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the participant.

Effect of Alternative Minimum Tax

Certain taxpayers who have significant tax preferences (and other items allowed favorable treatment for regular tax purposes) may be subject to the alternative minimum tax ("AMT"). AMT is payable only if and to the extent that it exceeds the taxpayer's regular tax liability, and any AMT paid generally may be credited against subsequent regular tax liability.

For purposes of AMT, an incentive stock option is treated as if it were an non-statutory stock option (see below). Thus, the difference between fair market value on the date of exercise (or potentially up to six months thereafter) and the option price is included in income for AMT purposes, and the taxpayer receives a basis equal to such fair market value for subsequent AMT purposes.

However, regular tax treatment (see above) will apply for AMT purposes if a disqualifying disposition, where a loss, if sustained, would be recognized, occurs in the same taxable year as the options are exercised.

Non-Statutory Stock Options

The tax treatment of non-statutory stock options differs significantly from the tax treatment of incentive stock options. No taxable income is recognized when an non-statutory stock option is granted, but upon the exercise of an non-statutory stock option, the difference between the fair market value of the shares on the date of exercise and the option price is taxable as ordinary income and generally is deductible by Corgenix.

If the participant is subject to Section 16(b) of the Exchange Act, the date for measuring taxable income potentially may be deferred for up to six months after the date of exercise unless the optionee makes an election under Section 83(b) of the Code within thirty (30) days after exercise. If a Section 83(b) election is made, the participant will be taxed currently upon exercise of the non-statutory stock option in an amount equal to the excess, if any, of the fair market value of the shares at that time over the option price. Any future appreciation in the shares will be treated as capital gain upon the sale or exchange of the shares.

Change in Control

If there is an acceleration of the vesting or exercisability of Stock Options upon a change in control (as defined in the Stock Plan), all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs a non-deductible excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change in control and Corgenix is not entitled to a deduction for such excess amount.

                               Voting Requirements

Approval of the Stock Plan requires an affirmative vote of at least a majority of the shares of the common stock of Corgenix present or represented by proxy and voting at the Annual Meeting.

                                   PROPOSAL 3
                  APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

Introduction

The Corgenix Corporation Employee Stock Purchase Plan (the "ESPP Plan") was adopted by the Board of Directors of Corgenix effective February 1, 1999, subject to shareholder approval. The ESPP Plan has no set expiration date.

A total of 150,000 shares of common stock were reserved for the ESPP Plan.


             Participation in the ESPP Plan
               (through December 15, 1999)


                                   investment                  number of shares
Named Executive Officer Group

    Luis R. Lopez, M.D.               $0                              0
    Douglass T. Simpson               $1,632.49                     10,270
    Ann L. Steinbarger                $0                              0

Executive Officer Group               $7,302.50                     42,330

Non-Executive Director Group          $0                              0

Non-Executive Officer Employee Group  $3,152.25                     16,845



Purpose

The ESPP Plan is intended to provide eligible employees of Corgenix with an opportunity to acquire a proprietary interest in Corgenix at a discount through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

                                     SUMMARY

The full text of the ESPP Plan is set forth as Appendix B to this proxy statement. The following summary of the ESPP Plan is qualified by reference to that text:

Administration

The ESPP Plan will be administered by the Board (the "Plan Administrator"), which may from time to time delegate all or part of its authority to a committee (the "Committee") composed of at least two (2) members of the Board of Directors, all of whom will be non-employee directors (as defined under Rule 16b-3 of the Exchange Act). The Plan Administrator has full authority to: o administer the ESPP Plan

o adopt such rules and regulations for administering the ESPP Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code

o delegate to an agent or agents any of its responsibilities under the ESPP Plan except its responsibilities to:

o       establish  the  number  of  shares   available  for purchase  by
        eligible  employees  during any purchase period,

o establish the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of common stock during any of the periods, and

o        construe and interpret  the  provisions of the ESPP Plan

No member of the Plan Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the ESPP Plan, and all members of the Plan Administrator will, in addition to their rights as directors, be fully protected by Corgenix with respect to any such action, determination or interpretation.

Purchase Period

Unless otherwise determined by the Plan Administrator, a "Purchase Period" will commence on the first day of each calendar quarter and will terminate on the last day of each such quarter. The Plan Administrator may establish differing commencement dates and durations; provided however, that in no event will a Purchase Period extend beyond twenty-seven (27) months, nor will two (2) Purchase Periods run concurrently.

Securities to be Offered

The stock purchasable by participants in the ESPP Plan will be Corgenix's authorized but unissued or reacquired common stock. In order to have shares available for sale under the ESPP Plan, Corgenix may repurchase shares of common stock on the open market, or issue authorized but unissued common stock. The maximum number of shares that may be sold to employees during any single Purchase Period will be established by the Plan Administrator prior to the beginning of the Purchase Period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the ESPP Plan will not exceed 150,000 shares (subject to adjustment as described below).

Eligibility and Participation

Every employee of Corgenix who, on the commencement date of a subject Purchase Period, is actively employed (unless temporarily off the payroll due to illness, vacation, jury duty or other employer-approved absence) on a basis which customarily requires not less than twenty (20) hours of service per calendar week (a "Participant") is eligible to participate in the ESPP Plan during such Purchase Period. An eligible employee may participate in the ESPP Plan at the beginning of a particular Purchase Period by completing the enrollment forms prescribed by the Plan Administrator and filing such forms at least fifteen (15) days prior to such Purchase Period.

Purchase of Securities Pursuant to the ESPP Plan

An eligible employee who becomes a Participant for a particular Purchase Period will have the right, as of the beginning of the Purchase Period, to purchase common stock upon the terms and conditions of the ESPP Plan and will execute a purchase agreement embodying such terms and conditions and such other provisions, not inconsistent with the ESPP Plan, as the Plan Administrator may deem advisable.

Each Participant will, for any Purchase Period, have the right to purchase common stock with a total purchase price equal to a designated percentage between one percent (1%) and ten percent (10%) of each Participant's compensation. A "Participant's Compensation" for a particular Purchase Period is the amount of the Participant's after tax base salary or wages and overtime pay but excluding bonuses and other incentive payments. No right to purchase common stock under the ESPP Plan will be granted to an employee if such employee would, immediately after the grant, own shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of Corgenix as defined in Section 424(f) of the Code.

Termination of Participation

A Participant may, at any time prior to the last day of the Purchase Period, terminate his or her right to purchase stock under the ESPP Plan by filing the prescribed notification form. A Participant's termination of his or her right to purchase will be irrevocable with respect to the Purchase Period to which it pertains. Upon such election, the entire balance collected during such Purchase Period will be refunded in cash and no further amounts will be deducted from the Participant's payroll.

Purchase Price

The purchase price per share of common stock under the ESPP Plan will be 85% of the fair market value of a share of common stock on the commencement date of the subject Purchase Period. The fair market value of a share of common stock on any date is to be the closing sales price, as quoted by the National Association of Securities Dealers through NASDAQ National Market System, for the date in question, or, if the common stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

If the fair market value of a share of common stock on the last day of the Purchase Period is less than the fair market value of such share on the commencement date of the Purchase Period, then the purchase price per share under the ESPP Plan on the last day of the Purchase Period will be reduced to 85% of the fair market value of such share on the last day of the Purchase Period.

Payment of Purchase Price

Payment of the purchase price for common stock under the ESPP Plan will be effected by means of payroll deduction in an amount equal to the percentage of the Participant's Compensation designated by the Participant in the purchase agreement. A Participant may, only once during a Purchase Period (other than by reason of termination), reduce the percentage of compensation to be paid for shares of common stock to a lesser whole percentage by giving written notice to the Plan Administrator.

Adjustments to Securities

In the event any change is made to the common stock purchasable under the ESPP Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments will be made to:

o     the maximum number of shares  purchasable under the ESPP Plan,
o the maximum number of shares purchasable under any right to purchase common stock outstanding under the ESPP Plan, and
o the number of shares and price per share subject to rights to purchase common stock outstanding under the ESPP Plan.

Termination of Employment

If a Participant ceases to be an employee of Corgenix for any reason (including death or retirement) during a Purchase Period, the Participant or the Participant's personal representative has thirty (30) days thereafter to elect to either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to the date of the Participant's cessation of employment or receive a cash refund of all sums previously collected during such Purchase Period. Failure to make a timely election will be treated as an election to receive a cash refund.

Exercise

Each right to purchase common stock under the ESPP Plan other than a purchase right which has been accelerated under the ESPP Plan or which has been previously terminated under the ESPP Plan will be exercised automatically on the last day of the Purchase Period. Within forty-five (45) days after the end of each Purchase Period, the Participant, or his or her nominee, will be issued a stock certificate for the whole number of shares for which the Participant's right to purchase has been exercised. Not more than one certificate will be issued pursuant to the exercise of any right to purchase common stock under the ESPP Plan. Any excess of the amount previously collected during the Purchase Period over the purchase price of the issued shares will be promptly refunded or left on deposit for the ensuing quarterly period.

If the total number of shares of common stock purchasable under the purchase agreement of all Participants for a particular Purchase Period exceed the number of shares available under the ESPP Plan, then the Plan Administrator will make a pro rata allocation of the available shares and will notify the Participants of such allocation.

Tax Effects of Plan Participation

A general summary of certain federal income tax consequences is provided that may apply to Participants under the ESPP Plan. Because the application of tax laws may vary according to individual circumstances, a Participant should seek professional tax advice concerning the tax consequences of participating in the ESPP Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

A Participant who purchases common stock under the ESPP Plan recognizes no taxable income when the shares are purchased. A Participant who purchases common stock under the ESPP Plan recognizes taxable gain or loss when the shares are sold. The difference between the discount purchase price paid by the Participant for the shares and the actual value of the shares at the end of the Purchase Period is always considered ordinary income. Any gain or loss recognized on the sale of shares acquired upon the purchase is taxed as long-term capital gain or loss if the shares have been held by the Participant for more than two (2) years from the end of the applicable Purchase Period. In this event, Corgenix receives no deduction with respect to the shares. Long-term capital gains of individuals presently may be taxed at lower rates than ordinary income, but the deductibility of capital losses remains subject to limitation.

If a Participant disposes of the shares purchased under the ESPP Plan within one
(1) year from the end of the applicable Purchase Period, the fifteen percent (15%) discount between the actual purchase price paid by the Participant and the fair market value at the end of such Purchase Period is considered ordinary income. The difference between the actual value of the shares at the end of such Purchase Period and the time of sale by the Participant is considered short-term capital gain.

If the shares have been held by the Participant more than one (1) year but less than two (2) years from the end of the applicable Purchase Period (a "disqualifying disposition"), the Participant recognizes ordinary income on the disposition of the shares to the extent of the difference between the discounted purchase price paid by the Participant and the fair market value of the shares at the end of the Purchase Period (or potentially a date up to six months thereafter if a Participant is subject to Section 16(b) of the Securities Exchange Act of 1934 with respect to such disposition). Any additional gain for shares sold by the Participant under this disqualifying disposition is taxed as long-term capital gain.

If the shares are sold at a loss by the Participant within one (1) year from the end of the Purchase Period in which the shares were purchased, the loss will be considered a short-term capital loss. However, if such shares are sold by the Participant at a loss after one (1) year from the end of the applicable Purchase Period, the loss will be considered a long-term capital loss. Corgenix generally receives a corresponding deduction in the year of disposition equal to the amount of ordinary income recognized by the Participant.

Withholding Taxes

Corgenix may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of common stock under the ESPP Plan or the sale of such stock that is not held for at least two (2) years after the beginning of the Purchase Period during which the common stock was purchased. Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses Corgenix for such amount.

Assignability

Unless otherwise determined by the Board, no right to purchase common stock granted under the ESPP Plan is assignable or transferable by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant, such purchase rights will be exercisable only by the Participant.

Accrual Limitations

No Participant will be entitled to accrue rights to purchase common stock under the ESP Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of Corgenix (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of common stock (determined on the basis of the fair market value of common stock on the date the Participant accrues purchase rights under the ESPP Plan) for each calendar year such purchase rights are at any time outstanding.

Amendment and Termination

The Board may from time to time alter, amend, suspend or discontinue the ESPP Plan; provided, however, that no such action will adversely affect rights and obligations with respect to rights to purchase common stock at the time outstanding under the ESPP Plan. In addition, no action may be taken by the Board without the approval of the shareholders of Corgenix that would:

o     increase:

     (a)   the number of shares subject to the ESPP Plan, or

     (b) the maximum number of shares for which a right to purchase common stock under the ESPP Plan may be exercised (unless necessary to effect the adjustments as described below)

o     extend the term of the ESPP Plan

o alter the per share purchase price formula so as to reduce the purchase price per share specified in the ESPP Plan

o     materially   increase  the  benefits   accruing  to participants under the
      ESPP Plan

o materially modify the requirements for eligibility to participate in the ESPP Plan or

o cause the ESPP Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.


Change in Control of Corgenix

Subject to the limitations on amending the ESPP Plan, in the event Corgenix or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of Corgenix by means of sale, merger, reorganization or liquidation, each Participant of the ESPP Plan may either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to such transaction date or receive a cash refund of deposits collected during such Purchase Period.

                               Voting Requirements
Approval of the ESPP Plan requires an affirmative vote of at least a majority of the shares of the common stock of Corgenix present or represented by proxy and voting at the Annual Meeting.

                                OTHER INFORMATION

Directors' and Officers' Indemnification

The Bylaws of Corgenix provide that Corgenix will indemnify its directors and executive officers and may indemnify its other officer, employees and agents to the fullest extent permitted by Nevada law. Corgenix is also empowered under its Bylaws to enter into indemnification agreements with its directors and officers and to purchase insurance on behalf of any person it is required or permitted to indemnify.

In addition, Corgenix's Articles of Incorporation, as amended, provides that, to the fullest extent permitted by Nevada law, Corgenix's directors will not be liable for monetary damages for breach of the director's fiduciary duty of care to Corgenix and its shareholders. This provision in the Articles of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Nevada law. Each director will continue to be subject to liability for:

o     breach  of  the  director's   duty  of  loyalty  to Corgenix,
o acts or omissions not in good faith or involving intentional misconduct,
o     knowing violations of law,
o any transaction from which the director derived an mproper personal benefit,
o     improper  transactions  between  the  director  and Corgenix and
o improper distributions to shareholders and loans to directors and officers.

This provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws.

Litigation

There is no pending litigation or proceeding involving a director or officer of Corgenix as to which indemnification is being sought, nor is Corgenix aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

                       INCORPORATION OF CERTAIN DOCUMENTS
                                  BY REFERENCE

The following documents filed or to be filed by Corgenix with the Securities and Exchange Commission (the "Commission") are hereby incorporated or deemed to be incorporated in this Proxy Statement by reference:

      (a) Corgenix's Annual Report on Form 10-KSB for fiscal year ended June 30, 1999, filed with the Commission on September 28, 1999.

      (b)  Corgenix's  Quarterly  Reports on Form 10-QSB for the quarters  ended
September  30,  1998,  December  31,  1998,  and March 31,  1999  filed with the
Commission  on  November  16,  1998,   February  16,  1999,  and  May  17,  1999
respectively.

      (c)  The   description  of  Corgenix's   common  stock  contained  in  its
Registration Statement on Form 10SB/A-2, filed with the Commission on November 3, 1998.

      (d) All other documents filed by Corgenix pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement shall be deemed to be incorporated in this Proxy Statement by reference and to a part hereof from the date of filing such documents.

      Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      Corgenix hereby undertakes to provide without charge to each person to whom a Proxy Statement is delivered, upon written or oral request of such person, a copy of any and all of the documents that have been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such documents). Such request may be directed to Corgenix Corporation at 12061 Tejon Street, Westminster, Colorado 80234,
Attention: Douglass T. Simpson, President, telephone: (303) 457-4345.

                              SHAREHOLDER PROPOSALS

No shareholder proposals were received by Corgenix for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, no later than November 2, 2000.


By Order of the Board of Directors,

Douglass T. Simpson,
President
Westminster, Colorado
December 15, 1999



                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                 YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                               AS SOON AS POSSIBLE

                                  Attachment A

                          CORGENIX MEDICAL CORPORATION
                            1999 INCENTIVE STOCK PLAN


      1. Purpose of Plan. This Incentive Stock Plan is intended to encourage ownership of shares of CORGENIX MEDICAL CORPORATION (the "Corporation") by Employees, Directors and Consultants of the Corporation, thereby providing additional incentive for such Employees, Directors and Consultants to promote the success of the business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, and Shares may be sold or granted to Employees or Consultants hereunder at the discretion of the Board and as reflected in the terms of a written stock option agreement stock purchase agreement or stock grant agreement.

      2. Definitions. As used herein, the following definitions shall apply:

           (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Corporation, if no Committee is appointed.

           (b) "Code" shall mean the Internal Revenue Code of 1986, the rules and regulations promulgated thereunder and the interpretations thereof, all as from time to time in effect.

           (c) "Corporation" shall mean Corgenix Medical Corporation, a Nevada corporation.

           (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

           (e)  "Consultant"  shall  mean  any  person,   including   directors,
performing services for the benefit of the Corporation or any Parent or Subsidiary of the Corporation as an independent consultant or adviser.

           (f) "Continuous Status as an Employee or a Consultant" shall mean the absence of any interruption or termination of service as an Employee, a Director or a Consultant, as applicable. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is provided or guaranteed by contract or statute.

           (g) "Director" shall mean a member of the Corporation's Board of Directors.

           (h) "Employee" shall mean any person employed by the Corporation or any Parent or Subsidiary of the Corporation in a management position or in a position requiring specialized training or expertise. The payment of a director's fee by the Corporation shall not be sufficient to constitute "employment" by the Corporation.

           (i) "Fair Market Value" shall mean the value determined in good faith by the Board; provided, however, that if there is a public market for the Stock, the Fair Market Value shall mean the average of the closing bid and asked prices of a share of Stock, as reported by The Wall Street Journal (or, if not reported, as otherwise quoted by the National Association of Securities Dealers through NASDAQ), on the date of the grant of the Option, or, if the Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the closing price on such System or such exchange on the date of the grant of the Option, as reported in The Wall Street Journal. In the event the Stock is not traded publicly, the Fair Market Value of a share of Stock on the date of the grant of the Option shall be determined, in good faith, by the Board or the Committee and such determination shall be conclusive for all purposes. The Board or Committee shall take into account such factors affecting value as it, in its sole and absolute discretion, may deem relevant.

           (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (k) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

           (l) "Option" shall mean a stock option granted pursuant to the Plan.

           (m) "Optioned Stock" shall mean the Stock subject to an Option.

           (n) "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

           (o) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

           (p) "Plan" shall mean this Incentive Stock Plan.

           (q) "Share" shall mean a share of the Stock, as adjusted in accordance with Section 9 of the Plan.

           (r) "Stock" shall mean the Common Stock of the Corporation.

           (s) "Stock Option Agreement" shall mean the written agreement setting forth the grant of an Option and terms and conditions relating thereto (which need not be the same for each Option).

           (t) "Stock Restriction Agreement" shall mean the written agreement setting forth the terms of any restrictions in connection with a sale or grant of Stock under this Plan, in the form as the Board in its discretion may approve.

           (u) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

      3.   Shares Subject to Plan.

           (a) Authorized Shares. There will be reserved for use from time to time under the Plan, an aggregate of 1,000,000 shares of Stock of $.001 par value of the Corporation, subject to adjustment as provided in Section 9 below. As the Board of Directors of the Corporation shall from time to time determine, the Shares may be in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Corporation. If an Option should expire or become unexercisable for any reason without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan unless the Plan shall have been terminated.

           (b) Reservation of Shares. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation for reasons outside the Corporation's control to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      4.   Administration of Plan.

           (a) General. The Plan shall be administered by the Board of Directors or, if appointed, by a Committee, a majority of which shall be "disinterested" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Board and the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan, or in order that any Option that is intended to be an Incentive Option will be classified as an incentive stock option under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.

           (b) Actions of the Board and Committee. All actions taken and all interpretations and determinations made by the Board or by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding on all Employees, Directors, Consultants and Optionees, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action or determination made in good faith in connection with this Plan, and all members of the Board or the Committee shall, in addition to their rights as directors, be fully protected by the Corporation with respect to any such action, determination or interpretation.

           (c) Interested Directors. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to said Board or Committee member.

           (d) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options to Employees or Nonstatutory Stock Options to Employees, Directors, or Consultants; (ii) to sell or grant Stock to Employees, Directors or Consultants;
(iii) to determine, upon review of the relevant information, the Fair Market Value of the Stock; (iv) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 6 of the Plan; (v) to determine the Employees, Directors and Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (vi) to interpret the Plan; (vii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Stock Option Agreement and each Stock Restriction Agreement granted (which need not be the same for each Option granted, or sale or grant of Stock) and, with the consent of the holder thereof, modify, terminate or amend such Agreement; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option or the sale or grant of any Stock; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      5.   Eligibility.

           (a) Generally. Options may be granted and Stock may be sold or granted to Employees, Directors and Consultants, provided that Incentive Stock Options may only be granted to Employees. Any Employee, Director or Consultant who has been granted an Option, or purchased or been granted any Stock may, if he is otherwise eligible, be granted additional Options, or be granted or purchase additional shares of Stock.

           (b) Criteria. In making any determination as to Employees, Directors and Consultants to whom Options shall be granted or Stock shall be sold or granted, the Committee shall take into account such factors as it shall deem relevant in accomplishing the purpose of the Plan, including but not limited to the Employee's, Director's or Consultant's loyalty, performance, and experience.

           (c) ISO Limitations with Respect to Price. In no event shall an Incentive Stock Option be granted to any person who, at the time such Option is granted, owns (as defined in Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted.

           (d) ISO Limitations with Respect to Shares. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual Employee, Director or Consultant during any single Calendar Year under this Plan and all the incentive stock option plans of the Corporation (and its parent and subsidiary corporations, if any), shall not exceed $100,000.

           (e) No Employee, Director or Consultant Contract. The Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of consulting services to the Corporation, nor shall it interfere in any way with his right or the Corporation's right to terminate his employment or services at any time.

      6.   Price.

           (a) Generally. The per share exercise price for any Option and the price for any Stock to be sold shall be such price as is determined by the Board. However, the exercise price of the Shares which shall be covered by each Incentive Stock Option shall be at least 100% of the Fair Market Value of the Shares at the time of granting the Incentive Stock Option. The exercise price of a Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of the grant of the Option. If an Incentive Stock Option is granted to an Optionee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its Parent or any Subsidiary, the exercise price shall be as set forth in Section 5(c) above.

           (b) Payment. The purchase price for any sale of Stock shall be paid at the time of purchase and the exercise price shall be paid in full at the time of exercise of the Option in cash or in such other form of lawful consideration as the Board of Directors or the Committee may approve from time to time, including, without limitation, the transfer of outstanding shares of Stock as provided in Section 7(d), or the Employee's, Director's or Consultant's promissory note in form satisfactory to the Corporation and bearing interest at not less than the applicable federal rate.

      7.   Options.

           (a) Generally. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the Option price of the Option, and all other terms and conditions of the Option.

           (b) Time of Granting Options. Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written Stock Option Agreement shall have been duly executed and delivered by or on behalf of the Corporation and the person to whom such Option shall be granted.

           (c) Term of Option. The term of each Option may be up to seven (7) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee, Director or Consultant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

           (d)  Exercise of Option.

                (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Corporation or the Optionee, or both, and as shall be permissible under the terms of the Plan.

                (ii) An Option may not be exercised for a fraction of a Share.

                (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. The Board, in its sole discretion, may permit an Optionee to surrender to the Corporation shares of Stock previously acquired by the Optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise of the Option. Until the issuance of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

                (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (v) Except as otherwise specifically provided herein, an Option may not be exercised at any time unless the holder thereof shall have maintained Continuous Status as a Management Member, Employee, Director or Consultant of the Corporation or of one or more of its subsidiaries, or a parent corporation, from the date of the granting of the Option to the date of its exercise.

           (e) Termination of Employment. In the event that the employment of an Employee, Director or Consultant or the engagement of a Director or Consultant to whom an Option shall have been granted shall be terminated other than by reason of death or disability, such Option may be exercised (to the extent that the Employee, Director or Consultant shall have been entitled to do so at the termination of his employment or engagement) at any time within three months after such termination, but in any event no later than the date of expiration of the Option term. Notwithstanding this three-month period, if the holder of an Option (i) is terminated for "cause" (as hereinafter defined) or (ii) is terminated due to his expropriation of Corporation property (including trade secrets or other proprietary rights), the Board shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination of employment, and such Option shall no longer be exercisable to any extent whatsoever. As used herein, "cause" shall mean that the holder of an Option has willfully and intentionally engaged in material misconduct, gross neglect of duties or grossly negligent failure to act which materially and adversely affects the business or affairs of the Corporation, or has committed any act of fraud or any act not approved by the Board involving any material conflict of interest or self-dealing adverse to the Corporation, or has been convicted of a felony or any offense involving moral turpitude, or has unreasonably failed to comply with any reasonable direction from the Board or its Chairman with respect to a major policy decision affecting the Corporation, issued pursuant to its authority under the Bylaws of the Corporation, which direction is approved by a majority of the Board. So long as the holder of an Option shall maintain Continuous Status as an Employee, Management Member, Director or Consultant of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change of duties or position. To the extent that the holder of an Option was not entitled to exercise his Option at the time of his termination, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall itself terminate at the time of such termination.

           (f) Disability of Optionee. Notwithstanding the provisions of Section 7(e) above, in the event an Optionee is unable to continue his employment with or to perform services for the benefit of the Corporation as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within one (1) year after termination due to such disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or insofar as he does not exercise such Option to the extent he was entitled within the time specified herein, the Option shall terminate.

           (g) Death of Optionee. Unless otherwise set forth in the Option Agreement, in the event of the death of an Optionee:

                (i) if Optionee dies during the term of the Option and is at the time of his death an Employee, Director or Consultant of the Corporation who shall have been in Continuous Status as an Employee, Director or Consultant since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

                (ii) if Optionee dies within three (3) months after the termination of Continuous Status as an Employee, Director or Consultant, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

      8. Non-Transferability of Options. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      9. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Corporation, the number of shares of Stock covered by each outstanding Option and the number of shares of Stock which have been authorized for issuance under the Plan but as to which no Stock has been sold or granted, or no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option upon termination of employment, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, the payment of a stock dividend with respect to the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

      10.  Liquidation or Merger of the Corporation.

           (a) Liquidation. In the event of a proposed dissolution or liquidation of the Corporation, the Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable.

           (b) Sale of Assets, Merger, Consolidation or Other Change of Control. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation in a transaction in which the Corporation does not survive or any other transaction in which there is a change of more than fifty percent (50%) in the voting control of the Corporation, all Options held by any Consultant, Employee or Director shall vest and may be fully exercised without regard to the normal vesting schedules of the Options in the event such individual's employment or other status with the Corporation is involuntarily terminated without cause (as defined in Section 7(e) of the Plan) in connection with the transaction or within one year after closing of the transaction. Any such fully vested Option shall be exercisable in accordance with the terms of
Section 7(e) of the Plan.

      11.  Withholding  Taxes;  Satisfied by Withholding
Optioned Shares.

           (a) General. The Corporation, its Parent or any Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation, its Parent or any Subsidiary is required by law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with any option including, but not limited to, requiring the Optionee to pay such tax at the time of exercise or the withholding of issuance of shares of Stock to be issued upon the exercise of any Option until the Optionee reimburses the Corporation for the amount the Corporation is required to withhold with respect to such taxes, or, at the Corporation's sole discretion, satisfy such taxes by withholding optioned shares pursuant to Section 11(b) below.

           (b) Satisfying Taxes by Withholding Optioned Shares. All Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option Shares which, valued at Fair Market Value on the date of exercise, would be equal to the total withholding obligation of the Optionee for the exercise of such Option; provided, however, that if the Corporation is a public reporting corporation, no person who is an "officer" of the Corporation as such term is defined in Rule 3B-2 under the Securities Exchange Act of 1934 may elect to satisfy the withholding of Federal and state taxes upon the exercise of an Option by the withholding of Optioned Shares unless such election is made either (i) at least six months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Corporation issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Corporation, by mail, personal delivery or by facsimile message, and shall (unless notice to the contrary is provided to the Corporation) be operative for all Option exercises which occur during the twelve-month period following election.

      12.  Issuance of Shares.

           (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

           (b) As a condition to the grant of an Option or the sale or grant of any Stock, the Corporation may impose various conditions, including a requirement that the person exercising such Option or purchasing or receiving such Stock represent and warrant, at the time of any such exercise, that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other restrictions on such Shares relating to employment or other matters as may be determined by the Committee.

           (c) Any shares issued under the Plan, including shares issued upon exercise of Options, shall be subject to a right of first refusal held by the Corporation. Prior to any proposed transfer of the shares, the holder of the shares shall deliver to the Corporation written notice of the proposed transfer, designating the number of shares, the proposed transferee, and the price and terms (if any) offered for the shares. For thirty days following the receipt of such notice, the Corporation shall have the right (by written notice to the holder) to purchase any or all of the shares designated in the written notice at the price and terms set forth in the notice (if any) or for cash at the then-current fair market value set by the Board of Directors. The Corporation may assign all or any part of this right to any third party, who may then purchase the shares directly from the holder. If the Corporation or any assignee fails to exercise this right as to all of the shares set forth in the original notice, the holder may, within thirty days thereafter, transfer the shares to the proposed transferee in accordance with such notice. This restriction on transfer shall terminate upon the closing of the Corporation's initial public offering of its Common Stock.

      13. Effectiveness of Plan. The Plan shall become effective on October 27, 1999, but only if the holders of the Corporation's Common and Preferred Stock entitled to vote on the matter shall have approved the Plan within twelve months after such date by an affirmative vote of at least a majority of all such shares then outstanding (on a common equivalent basis).

      14. Termination and Amendment of Plan. The Plan shall terminate on December 31, 2009, and no Option shall be granted under the Plan after that date. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable, provided that without approval by a majority in interest of all the shares of the Corporation there shall be: (a) no increase in the total number of shares covered by the Plan (except by operation of Section 9 hereof), (b) no change in the formula for determining the exercise price or the maximum term of Options, (c) no change that would materially lessen the requirements as to eligibility for participation in the Plan, and (d) no change in the class of persons eligible to receive options or rights under the Plan, including the definitions of "Employee," "Director" and "Consultant."

                                  Attachment B

                          CORGENIX MEDICAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


I.    Purpose

      The Corgenix Medical Corporation Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of Corgenix (the "Company") with an opportunity to acquire a proprietary interest in the Company through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the "Code").

II.   Administration

     (a) Plan Administrator. The Plan shall be administered by the board of directors of theCompany (the "Board"), which may from time to time delegate all or part of its authority to a committee (the "Committee") composed of at least two members of the Board, all of whom shall be Non-Employee Directors. A Non-Employee Director is a director who meets the definition of Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act"). References herein to the Plan Administrator refer to the Board or, to the extent the Board delegates its authority to the Committee, to the Committee. The Plan Administrator shall have full authority to administer the Plan, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. The Plan Administrator may delegate to an agent or agents any of its responsibilities under the Plan except its responsibilities to establish the number of shares available for purchase by employees during any purchase period, the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of stock during any of the periods and its authority to construe and interpret the provisions of the Plan.

     (b) Actions of Plan Administrator. All actions taken and all interpretations and determinations made by the Plan Administrator in good faith (including determinations of fair market value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Plan Administrator shall be personally liable for any action,determination or interpretation made in good faith with respect to the Plan, and all members of the Plan Administrator shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination or interpretation.

III.  Purchase Periods

      The first purchase period under the Plan shall commence on February 1, 1999, and shall terminate on March 31, 1999. Unless otherwise determined by the Plan Administrator, a purchase period shall commence on the first day of each succeeding calendar quarter and shall terminate on the last day of each such quarter. The Plan Administrator may, from time to time, establish purchase periods with differing commencement dates and durations. In no event, however, shall a purchase period extend beyond 27 months. No two purchase periods shall run concurrently.


IV.   Eligibility and Participation

     (a) Every employee of the Company who, on the commencement date of the purchase period, is employed on a basis which customarily requires not less than 20 hours of service per calendar week is eligible to participate in the Plan during a purchase period.

     (b) An eligible employee may become a Participant in the Plan for a particular purchase period by completing the enrollment forms (the "Enrollment Forms") prescribed by the Plan Administrator and filing such forms prior to the commencement date of the purchase period with the person designated by the Plan Administrator. No Enrollment Forms will be accepted from an individual who is not on the active payroll of the Company on the filing date, unless such individual is temporarily off the payroll by reason of illness, vacation, jury duty or other employer-approved absence.

V.    Stock Subject to Plan

     (a) Common Stock. The stock which is purchasable ------------ by Participants shall be the Company's authorized but unissued or reacquired Common Stock, par value $.00l per share (the "Common Stock"). In order to have shares available for sale under the Plan, the Company may repurchase shares of Common Stock on the open market, or issue authorized but unissued stock. The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Plan Administrator prior to the beginning of the purchase period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed 500,000 shares subject to adjustment under subparagraph (b) below). (b) Changes in Capital Structure. In the event ------------------------------- any change is made to the Common Stock purchasable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, changes in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares purchasable under the Plan, the maximum number of shares purchasable under any right to purchase stock outstanding under the Plan, and the number of shares and price per share of stock subject to rights to purchase stock outstanding under the Plan.
VI.   Purchase of Common Stock

     (a) Right to Purchase. An eligible employee who becomes a Participant for a particular purchase period shall have the right, as of the beginning of the purchase period, to purchase Common Stock upon the terms and conditions set forth below.

     (b) Price Per Share. Except as provided in Section VI (i), the purchase price per share shall be 85 percent of the fair market value of a share of Common Stock on the commencement date of the purchase period. If the Common Stock is not traded publicly, the fair market value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after consultation with outside legal, accounting or other experts as the Board or Committee may deem advisable, and the Board or Committee shall maintain a written record of its method of determining such value. The fair market value of a share of Common Stock on any date shall be the closing sales price, as quoted by the National Association of Securities Dealers through NASDAQ National Market System, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

     (c) Total Purchase Price. Each Participant shall, for any purchase period, have the right to purchase Common Stock with a total purchase price equal to a designated percentage of the Participant's Compensation. A "Participant's Compensation" for a particular purchase period shall be the amount of the Participant's base salary or wages, and overtime pay but excluding bonuses and other incentive payments, that is payable to the Participant at any time or from time to time during the purchase period. Each Participant shall designate in his or her purchase agreement the whole percentage of his or her Compensation the Participant wishes to pay for the purchase of stock for the particular purchase period, subject to the provisions set forth below which shall be uniformly applied to all Participants in a particular purchase period:

          (i) The maximum percentage of a Participant's Compensation which may be paid for the purchase of stock in a particular purchase period shall be ten percent (10%); provided, however, that the Plan Administrator shall establish prior to the beginning of the purchase period a maximum number of shares (subject to adjustment under Section V(b)) that may be purchased during the purchase period by each Participant.

          (ii) The minimum percentageof a Participant's Compensation which may be paid for the purchase of stock in a particular purchase period shall be one percent(1%).

          (iii) No right to purchase shares under the Plan shall be granted to an employee if such employee would, immediately after the grant, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company as defined in Section 424(f) of the Code. An employee's stock ownership shall be determined under
     Section 424(d) of the Code and stock which an employee may purchase under any outstanding options shall be treated as stock owned by the employee.

     Notwithstanding the provisions of paragraphs (i) and (ii), above, the Plan Administrator may, in its discretion, establish any other maximum and minimum percentages of Compensation to be paid for stock under the Plan.

     (d) Allocation of Available Shares. Should the total number of shares of Common Stock which may be purchased under the purchase agreements of all Participants for a particular purchase period exceed the number of shares available for sale under the Plan, then the Plan Administrator shall make a pro rata allocation of the available shares and shall notify each Participant of such allocation.

     (e) Payment. Payment of the purchase price for stock under the Plan shall be effected by means of payroll deductions, which shall begin with the first pay period which occurs coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the last pay period which occurs on or prior to the last day of the purchase period. Each payroll deduction shall be an amount equal to the percentage of the Compensation included in that payroll payment that was designated by the Participant in the Participant's Enrollment Form.

     (f) Termination of Right to Purchase. A Participant may, at any time prior to the last day of the purchase period, terminate his or her right to purchase stock under the Plan by notifying the Plan Administrator or its delegate in writing. Any amounts deducted from the Participant's pay or otherwise collected from the Participant by reason of his or her participation in the Plan for such purchase period shall be refunded, and no further amounts will be collected from the Participant (by payroll deduction or otherwise) during the remainder of the purchase period. A Participant's termination of his or her right to purchase shall be irrevocable with respect to the purchase period to which it pertains.

     (g) Termination of Employment. If a Participant ceases to be an employee of the Company for any reason (including death or retirement) during a purchase period, the Participant or the Participant's personal representative may either

           (i) receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of the Participant's cessation of employment; or

           (ii) receive   a  cash   refund  of  all  sums previously collected
                from the Participant during the purchase period.

           Any election provided by this Section VI(g) shall be exercisable only during the 30-day period following the date of the Participant's cessation of employment (but in no event later than the last date of the purchase period), and the underlying right to purchase stock under the Plan shall terminate upon the exercise of such election. If a Participant or the Participant's personal representative fails to make a timely election under this Section VI(g), the Company shall treat such failure as an election to exercise alternative (ii).

     (h) Exercise. Each right to purchase stock under the Plan other than a right to purchase stock which has been accelerated under the Plan or which has been previously terminated under the Plan shall be exercised automatically on the last day of the purchase period. Promptly after the date of exercise of any right to purchase stock under the Plan, the Participant, or his or her nominee, shall be issued a stock certificate for the whole number of shares for which the Participant's right to purchase has been exercised. Not more than one certificate shall be issued pursuant to the exercise of any right to purchase stock under the Plan. Any excess of the amount previously collected during the purchase period over the purchase price of the issued shares shall be promptly refunded or left on deposit for the ensuing quarterly period.

     (i) Reduction of Purchase Price. If the fair market value of a share of Common Stock on the last day of the purchase period is less than the fair market value of such share on the commencement date of the purchase period, then the purchase price per share under the Plan on the last day of the purchase period shall be reduced to 85 percent (85%) of the fair market value of such share on the last day of the purchase period. Each right to purchase stock under the Plan not previously exercised or terminated shall be automatically exercised on the last day of the purchase period for the number of whole shares obtained by dividing the sum on deposit from the Participant (and not refunded) by the purchase price per share determined under this Section VI(i), but in no event shall any right to purchase stock under the Plan be exercised for more than the specified number of shares, if any, (subject to adjustment under Section V(b)) established by the Plan Administrator pursuant to Section VI(c)(i) prior to the beginning of the purchase period, and the balance shall be at the sole option of the Company promptly refunded or left on deposit for the ensuing quarterly period. For example, if a Participant has $1,000.00 on account and the Company's stock price pursuant to this paragraph is determined to be $0.68, then one thousand four hundred seventy (1,470) shares will be issued ($1,000.00 divided by $0.68) and $0.40 will be left on deposit or refunded as herein stated.

     (j) Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to shares subject to a right to purchase stock granted under the Plan until such right to purchase is exercised. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of exercise.

     (k) Assignability. No right to purchase stock granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of the descent and distribution, and during the lifetime of the Participant such rights to purchase stock shall be exercisable only by the Participant.

     (l) Accrual Limitations. No Participant shall be entitled to accrue rights to purchase stock under this Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of Common Stock (determined on the basis of the fair market value of such Common Stock on the date the Participant accrues purchase rights under the Plan) for each calendar year such purchase rights are at any time outstanding.

    (m) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of sale, merger, reorganization or liquidation, each participant may either

           (i) receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of such transaction; or

           (ii) receive   a  cash   refund  of  all  sums previously collected
                from the Participant during the purchase period.

    (n) No Interest. No interest shall be paid on any monies refunded to Participants pursuant to the provisions of this Plan.

    (o) Withholding. The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of stock under the Plan or the sale of such stock that is not held for at least two years after the beginning of the purchase period during which the stock was purchased. Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses the Company for such amount.

VII.  Amendment

      The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect rights and obligations with respect to rights to purchase stock at the time outstanding under the Plan; and provided, further, that no such action of the Board may, without the approval of the stockholders of the Company, increase the number of shares subject to the Plan or the maximum number of shares for which a right to purchase stock under the Plan may be exercised (unless necessary to effect the adjustments required by Section V(b)), extend the term of the Plan, alter the per share purchase price formula so as to reduce the purchase price per share specified in the Plan otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan. Furthermore, the Plan may not, without the approval of the stockholders of the Company, be amended in any manner which will cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.


VIII. Effective Date

      This Plan was adopted by the Board to become effective on February 1, 1999, and was approved by the Company's Stockholders on _________.




      Corgenix Medical Corporation


By:    /s/ Douglass T. Simpson
      Douglass T. Simpson
      President/Chief Operating Officer